UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2002

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

On September 13, 2002, each of Chief Executive Officer, Edward W. Barnholt and Chief Financial Officer, Adrian T. Dillon, of Agilent Technologies, Inc. submitted to the Securities and Exchange Commission (“SEC”) sworn statements pursuant to SEC order No. 4-460 (the “Statements”).

A copy of each of these Statements is attached hereto as Exhibit 99.1 and 99.2, respectively.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

Exhibit No.	Description

99.1	Statement Under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002.

99.2	Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2002
AGILENT TECHNOLOGIES, INC.

	By:	/s/ Marie Oh Huber

	Name:	Marie Oh Huber Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement Under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002.

99.2	Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 13, 2002.